                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 22, 2003
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-29100                22-3264604
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


30 South 17th Street, Philadelphia, PA                           19103
-----------------------------------------                  ------------------
(Address of principal executive offices)                      (Zip Code)




                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

99.1     Press Release dated October 22, 2003 of eResearchTechnology, Inc.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and nine months ended September 30, 2003 and provided financial guidance for the fourth quarter and fiscal 2003 and fiscal 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               eResearchTechnology, Inc.
                                               (Registrant)


Date:       October 22, 2003                   By:    Bruce Johnson
                                                      ------------------------
                                                      Bruce Johnson
                                                      Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1           Press Release dated October 22, 2003 of eResearchTechnology, Inc.